Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On September 10, 2025, GD Culture Group Limited (the “Company” or the “Acquirer”), Pallas Capital Holding Ltd, a British Virgin Islands company ( “Pallas” or the “Target”), and the shareholders of the Target (each a “Seller” and collectively, the “Sellers”) executed an agreement and plan of securities exchange (the “Share Exchange Agreement”), pursuant to which, the Sellers wish to sell to the Acquirer, and the Acquirer wishes to purchase from the Sellers, 100% interest in and to the ordinary shares of the Target (the “Target Shares”). In exchange for the Target Shares, the Acquirer shall issue an aggregate of 39,189,344 shares of common stock, par value $0.0001 per share (the “GDC Shares”), of the Acquirer in book entry form in such amount and to such Sellers.

The accompanying unaudited pro forma condensed combined financial information is based on the historical financial statements and accounting records of the Company after giving effect to the Share Exchange Agreement through the related pro forma adjustments. Further details about the Share Exchange Agreement, along with key assumptions and estimates underlying the unaudited pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Combined Financial Information (the “Pro Forma Notes”). The unaudited pro forma condensed combined financial information was based on, and should be read in conjunction with, the following historical consolidated financial statements and the related footnotes to such financial statements:

●	Historical unaudited consolidated financial statements of the Company as of and for the six months ended June 30, 2025, and the related notes to unaudited consolidated financial statements, as set forth in the Company’s Quarter Report on Form 10-Q for the six months ended June 30, 2025, filed with the Securities and Exchange Commission (the “SEC”) on August 12, 2025.

●	Historical unaudited financial statements of Pallas as of August 18, 2025 and for the period from its inception date as of June 30, 2025 to August 18, 2025, prepared by the management of Pallas. Pallas was incorporated in British Virgin Island on June 30, 2025 and started its operation since then. As a result, Pallas cannot provide any financial information for the year ended December 31, 2024, or for the six months ended June 30, 2025. The Company has not presented an unaudited pro forma condensed combined statement of operations for the year ended December 31, 2024, as management believes the transaction would have had no impact on the Company’s results of operations for that period.

The accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2025, combined the historical unaudited consolidated balance sheets of the Company and Pallas, giving effect to the Share Exchange Agreement, as if the transaction had occurred on June 30, 2025. The accompanying unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2025, combined the historical consolidated statements of operations of the Company and Pallas, giving effect to the Share Exchange Agreement as if the transaction had occurred on January 1, 2025, the first day of the Company’s calendar year ended December 31, 2025.

The accompanying pro forma adjustments are based on preliminary estimates that have been made solely for the purpose of providing unaudited pro forma condensed combined financial information prepared in accordance with the rules and regulations of the SEC. The unaudited pro forma condensed combined financial information does not purport to represent the actual results of operations that the Company and Pallas would have achieved had the companies been combined during the periods presented herein.

The Company has prepared the following unaudited pro forma condensed combined financial information pursuant to the requirements of Article 11 of Regulation S-X, as amended by SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses. The unaudited pro forma condensed combined financial information is presented to illustrate the transaction accounting adjustments related to the Share Exchange Agreement. The unaudited pro forma condensed combined financial information is not intended to project the future results of operations that the combined company may achieve after the Share Exchange Agreement and does not reflect any adjustments for post-closing integration costs, or any potential cost savings or revenue enhancement synergies that may be realized as a result of the Share Exchange Agreement.

GD CULTURE GROUP LIMITED

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2025

(Amount expressed in United States Dollars (“US$”))

	Historical	Historical	Pro forma		Pro Forma
	GDC	Pallas	Adjustment		Combined
	(A)	(B)	(C)		(D)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,117,760	$-	$-		$1,117,760
Other receivables, net	9,195	-	-		9,195
Prepaid and other current assets	1,389,522	-	-		1,389,522
Total current assets	2,516,477	-	-		2,516,477

EQUIPMENT, NET	5,629	-	-		5,629

RIGHT-OF-USE ASSETS, NET	1,135,509	-	-		1,135,509

OTHER ASSETS
Digital assets	-	881,187,788	-		881,187,788
Intangible assets, net	6,666,696	-	-		6,666,696
Other assets	250,740	-	-		250,740
Total other assets	6,917,436	881,187,788	-		888,105,224
Total assets	$10,575,051	$881,187,788	$		$891,762,839

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Other payables and accrued liabilities	$260,629	$-	$-		$260,629
Other payables - related parties	204,339	-	-		204,339
Lease liabilities - current	314,646	-	-		314,646
Income tax payable	282,642	-	-		282,642
Total current liabilities	1,062,256	-	-		1,062,256

OTHER LIABILITIES
Lease liabilities – non-current	949,283	-	-		949,283
Total other liabilities	949,283	-	-		949,283
Total liabilities	2,011,539	-	-		2,011,539

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY
Preferred stock, $0.0001 par value, 20,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025, on the historical and pro forma basis, respectively	-	-	-		-
Common stock, $0.0001 par value, 200,000,000 shares authorized, 16,795,433 and 55,984,777 shares issued and outstanding as of June 30, 2025, on historical and pro forma basis, respectively	1,680	-	3,919	(a)	5,599
Ordinary shares, $0.0000001 par value, 50,000 shares authorized, 10,000 and nil shares issued and outstanding as of June 30, 2025, on historical and pro forma basis, respectively(1)	-	-	-		-
Additional paid-in capital	93,813,211	881,391,043	(3,919)	(a)	975,200,335
Subscription receivable	(17,390)	-	-		(17,390)
Accumulated deficit	(85,670,950)	(203,255)	-		(85,874,205)
Accumulated other comprehensive income	152,602	-	-		152,602
Total shareholders’ equity attributable to controlling interest	8,279,153	881,187,788	-		889,466,941
Noncontrolling interest	284,359	-	-		284,359
Total shareholders’ equity	8,563,512	881,187,788	-		889,751,300
Total liabilities and shareholders’ equity	$10,575,051	$881,187,788	$-		$891,762,839

(1)	Represents 10,000 ordinary shares issued by Pallas as of June 30, 2025, the par value of which was de minimal. The Share Exchange Agreement has no impact on the par value of these shares.

GD CULTURE GROUP LIMITED

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATION

FOR THE SIX MONTHS ENDED JUNE 30, 2025

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

	Historical	Historical	Pro Forma	Pro Forma
	GDC	Pallas	Adjustment	Combined
	(A)	(B)	(C)	(D)

OPERATING EXPENSES
Selling and marketing expenses	$(300,000)	$-	-	(300,000)
General and administrative expenses	(1,960,607)	-	-	(1,960,607)
Research and development expenses	(233,333)	-	-	(233,333)
TOTAL OPERATING EXPENSES	(2,493,940)	-	-	(2,493,940)

LOSS FROM OPERATIONS	(2,493,940)	-	-	(2,493,940)

OTHER INCOME (LOSS)
Interest income	4,297	-	-	4,297
Unrealized loss on digital assets	-	(203,255)	-	(203,255)
TOTAL OTHER INCOME (LOSS)	4,297	(203,255)	-	(198,958)

LOSS BEFORE INCOME TAX BENEFITS	(2,489,643)	(203,255)	-	(2,692,898)

INCOME TAX BENEFITS	13,079	-	-	13,079

NET LOSS	$(2,476,564)	(203,255)	-	(2,679,819)
Net loss attributable to noncontrolling interest	-	-	-	-
Net loss attributable to shareholders of common stock	(2,476,564)	(203,255)	-	(2,679,819)

OTHER COMPREHENSIVE INCOME (LOSS)
- Foreign currency translation adjustment	24	-	-	24
- Fair value changes of convertible note receivables	-	-	-	-
OTHER COMPREHENSIVE INCOME (LOSS), net of tax	24	-	-	24
COMPREHENSIVE LOSS, net of tax	$(2,476,540)	(203,255)	-	(2,679,795)
Comprehensive income attributable to noncontrolling interest	7	-	-	7
Comprehensive loss attributable to shareholders of common stock	(2,476,547)	(203,255)	-	(2,679,802)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF GDC COMMON STOCKS	13,436,514
Basic and diluted net loss per share available to common shareholders	(0.18)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF PALLAS ORDINARY SHARES		10,000
Basic and diluted net loss per share available to ordinary shareholders		(20.33)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF PRO FORMA COMMON STOCK				55,984,777
Basic and diluted pro forma net loss per share available to common shareholders				(0.05)

GD CULTURE GROUP LIMITED

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(Amount expressed in United States Dollars (“US$”), except for number of shares and stated otherwise)

NOTE 1 – DESCRIPTION OF TRANSACTION

On September 8 2025, GD Culture Group Limited (the “Company” or the “Acquirer”), Pallas Capital Holding Ltd, a British Virgin Islands company incorporated on June 30, 2025 ( “Pallas” or the “Target”), and the shareholders of the Target (each a “Seller” and collectively, the “Sellers”) executed an agreement and plan of securities exchange (the “Share Exchange Agreement”, and the transactions contemplated thereby, collectively, the “Transaction”) , pursuant to which, the Sellers wish to sell to the Acquirer, and the Acquirer wishes to purchase from the Sellers, 100% interest in and to the ordinary shares of the Target (the “Target Shares”). In exchange for the Target Shares, the Acquirer shall issue an aggregate of 39,189,344 shares of common stock, par value $0.0001 per share (the “GDC Shares”), of the Acquirer in book entry form in such amount and to such Sellers.

Upon closing of the Transaction (the “Closing”), the Sellers will transfer to Acquirer 10,000 shares of Target Shares, being all of the issued and outstanding ordinary shares of the Target, and will receive in exchange certificates representing the 39,189,344 shares of the Acquirer’s common stock.

Two shareholders of the Company, who beneficially own 11.4%, in the aggregate, of the outstanding shares of common stock of the Company, immediately before the execution of the Transaction, are the directors and share voting and dispositive power over the shares issued by the Target. Accordingly, the Transaction constitutes a related party transaction for the Company pursuant to Item 404 of Regulation S-K.

NOTE 2 – BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements do not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on June 30, 2025, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These unaudited pro forma condensed combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between the Company and Pallas since such amounts, if any, are not presently determinable.

NOTE 3 – PRO FORMA ADJUSTMENT

The unaudited pro forma condensed combined financial statements have been prepared as if the acquisition was completed on June 30, 2025 for combined balance sheet purpose and reflects the following pro forma adjustment:

(a)	To reflect the GDC Shares issued to Pallas upon Closing.

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